UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2018

VOYA FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35897	No. 52-1222820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

230 Park Avenue New York, New York		10169
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 309-8200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03 Material Modification to Rights of Security Holders.

Upon issuance of 325,000 shares of the 6.125% Fixed-Rate Reset Non-Cumulative Preferred Stock, Series A, par value $0.01 per share and liquidation preference $1,000 per share (the “Series A Preferred Stock”), by Voya Financial, Inc. (“Voya” or the “Company”) on September 12, 2018, the ability of the Company to declare or pay dividends on, or purchase, redeem or otherwise acquire, shares of its common stock or any shares of the Company that rank junior to, or on parity with, the Series A Preferred Stock will be subject to certain restrictions in the event that the Company does not declare and pay (or set aside) dividends on the Series A Preferred Stock for the last preceding dividend period. The terms of the Series A Preferred Stock, including such restrictions, are more fully described in the Certificate of Designations for the Series A Preferred Stock, a copy of which is attached as Exhibit 3.1 hereto and incorporated herein by reference.

The Series A Preferred Stock was offered and sold pursuant to the shelf registration statement on Form S-3 (File No. 333-218956), filed with the U.S. Securities and Exchange Commission (the “Commission”) on June 23, 2017, and a prospectus supplement related to the Series A Preferred Stock dated September 5, 2018 (filed with the Commission pursuant to Rule 424(b)(2) under the Securities Act of 1933).

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 12, 2018, the Company filed a Certificate of Designations with the Secretary of State of the State of Delaware to establish the preferences, limitations and relative rights of the Series A Preferred Stock. The Certificate of Designations became effective upon filing, and a copy is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Designations with respect to the Series A Preferred Stock of the Company, dated September 12, 2018

5.1	Opinion of Cleary Gottlieb Steen & Hamilton LLP relating to the validity of the Series A Preferred Stock

23.1	Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibit 5.1 above)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOYA FINANCIAL, INC.

Date: September 12, 2018	By:	/S/ TREVOR OGLE
	Name:	Trevor Ogle
	Title:	Senior Vice President and Deputy General Counsel